FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of December 27, 2016, (the “Effective Date”) is entered into between Enphase Energy, Inc., a Delaware corporation (“Borrower”), each Lender (as defined in Section 14 of the Agreement (as defined below)) and Obsidian Agency Services, Inc., a California corporation, in its capacity as administrative and collateral agent (the “Agent”) for Lenders.

WHEREAS, Borrower, Agent and Lenders entered into that certain Loan and Security Agreement dated as of July 8, 2016, as such agreement may be amended, restated, supplemented, amended and restated or otherwise modified from time to time (the “Agreement”);

WHEREAS, Borrower, Agent and Lender hereby desire to amend the Agreement to allow Borrower to grant a senior security interest in its Intellectual Property to Wells Fargo Bank, N.A. (the “Senior IP Lien”);

WHEREAS, Borrower, Agent and Lender hereby desire to amend the Agreement to allow Borrower to grant a security interest in its Intellectual Property to Agent, for itself and as agent for Lenders (the “IP Lien”);

WHEREAS, Borrower, Agent and Lender hereby desire to amend the Agreement to allow Borrower to grant a junior security interest in substantially all of Borrower’s assets to Flextronics Industrial, LTD (together with all subsidiaries and affiliates of Flextronics Industrial, LTD that manufacture or supply goods, inventory and/or services under the MSA to or for the benefit of Debtor, collectively, “Flex”);

NOW, THEREFORE, based on the mutual promises of the parties and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed:

1.    Capitalized terms used but not defined herein shall have the meaning provided in the Agreement.

2. The following definitions contained in Section 14.1 of the Agreement are hereby added or amended and restated, as applicable, in the proper alphabetical order:

“Flex” means Flextronics Industrial, LTD (together with all Subsidiaries and Affiliates of Flextronics Industrial, LTD that manufacture or supply goods, inventory and/or services under the MSA to or for the benefit of Borrower.

“Flex Pledge Agreement” means that certain Pledge Agreement dated as of December 27, 2016, by and between Flex and Borrower.

“Flex Security Agreement” means that certain Security Agreement dated as of December 27, 2016, by and between Flex and Borrower.

Subsection (f) of the definition of “Permitted Liens” is amended and restated as follows:

(f) Liens granted to (i) First Lien Agent under the Wells Fargo Guaranty and Security Agreement or other First Lien Loan Documents, as amended as of December 27, 2016, to secure the “Secured Obligations” (as defined in the Wells Fargo Guaranty and Security Agreement, as amended as of December
27, 2016), and (ii) Flex under the Flex Security Agreement and Flex Pledge Agreement, which Liens granted to Flex must at all times be junior and subordinate to the Liens granted Agent;

“MSA” means the Manufacturing Services Agreement entered into between Borrower and Flex on March
1, 2009, together with all modifications, amendments, extensions and substitutions thereof and therefore.

3.    Exhibit A of the Agreement is hereby amended and restated in its entirety as provided in Exhibit A attached hereto.

4.    Section 4.2(f) of the Agreement is amended and restated in its entirety as follows:

(f)    Except as noted in Section 4.2(f) of the Perfection Certificates, Borrower’s ownership interests in the entities listed in Section 4.2(f) of the Perfection Certificates are uncertificated, and shall not be certificated unless Borrower and each of the entities listed in Section 4.2(f) of the Perfection Certificates comply with Section 6.12, below. Section 4.2(f) of the Perfection Certificates may be updated as provided by Section 4.1(a)(v), above.

5.    Borrower shall pay an amendment fee of $100,000 (the “Amendment Fee”) to Agent for the benefit of Lenders. The Amendment Fee shall be non-refundable and deemed fully earned on the date hereof. Borrower shall pay the Amendment Fee at the earliest of (i) the date the Term Loan is prepaid, provided however, if the prepayment is for less than the full amount of the Term Loan, the Amendment Fee shall be prorated based on the principal amount of the Term Loan that is prepaid, (ii) the Term Loan Maturity Date, and (iii) the date the Term
Loan becomes due and payable, which fee shall be deemed fully earned on the date hereof notwithstanding its receipt at a different time.

6.    Except as specifically amended in Paragraphs 2, 3 and 4, above, the Agreement shall remain unchanged, in full force and effect in accordance with its terms.

7.    Borrower hereby represents, warrants and covenants to Agent and Lender as follows:

a.    Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

b.    Other than the Subsidiaries listed in Section 4.1(a) of the Perfection Certificate, Borrower has no direct or indirect Subsidiaries.

c.    The execution, delivery and performance by Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, in each case other than as already been obtained, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or the Agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be currently bound or affected.

d.    After giving effect to the amendment to the Agreement as set forth in Sections 2, 3 and 4, hereof, no Event of Default exists under the Agreement or any of the other Loan Documents, and all of Borrower’s representations and warranties contained in the Loan Documents are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

8.    The execution of this Amendment and all other agreements and instruments related hereto shall not be deemed to be a waiver of any Event of Default under the Loan Documents, whether or n ot known to Agent or
Lender and whether or not existing on the date of this Amendment.

9.    Release of Agent/Lender.

a.    Borrower, for itself and on behalf of its Subsidiaries, respective heirs, legal representatives and successors and assigns, as applicable, hereby releases Agent, Lender and all of their Affiliates, shareholders, partners, predecessors, employees, officers, directors, attorneys, parent corporations, subsidiaries, agents, participants, assignees, servicers and receivers (collectively, the “Released Parties”), except for claims, disputes, differences, liabilities and obligations arising under this Amendment, the Agreement and the other Loan Documents after the date hereof, from any and all known and unknown claims, disputes, differences, liabilities and obligations of any and every nature whatsoever that Borrower or any of them may have or claim, as of the date hereof or as of any prior date, against any one or more of the Released Parties arising from, based upon or related to the Loan Documents, or any other agreement, understanding, action or inaction whatsoever with regard to the Loan Documents or any transaction or matter related thereto, including, without limitation, the origination and servicing of the Term Loan and the enforcement or attempted enforcement of any rights or remedies for default or asserted default under the Loan Documents (collectively, the “Released Claims”).

b.    Borrower further acknowledges and agrees that the Released Claims include, among other things, all claims arising out of or with respect to any and all transactions relating to the Loan Documents based on any fact, act, inaction, or other occurrence or nonoccurrence on or prior to the date hereof, including, without limitation, any breach of fiduciary duty or duty of fair dealing, breach of confidence, breach of loan commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violation of the Racketeer Influenced and Corrupt Organizations Act, violation of any other statute, ordinance or regulation, intentional or negligent infliction of mental or emotional distress, tortious interference with contractual relations or prospective business advantage, tortious interference with corporate governance, breach of contract, bad practices, unfair competition, libel, slander, conspiracy or any claim for wrongfully accelerating the Term Note or attempting to foreclose on, or obtain a receiver for, any collateral for the Term Note and all statutory claims and causes of action of every nature.

c.    In connection with the release contained in this Section 9 of this Amendment (the “Release”), Borrower acknowledges that it is aware that it may hereafter discover facts in addition to or different from those that it now knows or believes to be true with respect to the Released Claims, but that it is Borrower’s intention hereby fully, finally and forever to settle and release all claims, disputes, differences, liabilities and obligations, known or unknown, suspected or unsuspected, that now exist, may exist or heretofore have existed by Borrower against any one or more of the Released Parties. In furtherance of that intention, the Release contained in this Amendment shall be and remain in effect as a full and complete release notwithstanding the discovery of the existence of any such additional or different facts.

d.    The Release contained in this Amendment shall be effective and irrevocable upon the execution of this Amendment by Agent, Lender and Borrower without any further documentation.

e.    BORROWER AGREES AND ACKNOWLEDGES THAT THE RELEASED CLAIMS ARE NOT LIMITED TO MATTERS THAT ARE KNOWN OR DISCLOSED TO BORROWER AND THAT THE RELEASED CLAIMS INCLUDE ALL CLAIMS, DISPUTES, DIFFERENCES, LIABILITIES AND OBLIGATIONS THAT BORROWER DOES NOT KNOW OR SUSPECT TO EXIST AS OF THE DATE HEREOF. BORROWER UNDERSTANDS THAT IT IS GIVING UP ALL RIGHTS AND CLAIMS AGAINST AGENT AND LENDER AND THE OTHER RELEASED PARTIES, KNOWN OR UNKNOWN, THAT ARE IN ANY WAY RELATED TO THE COLLATERAL OR THE LOAN.

f.    THE PARTIES SPECIFICALLY ALLOCATE THE RISK OF ANY MISTAKE IN ENTERING INTO THE RELEASE TO THE PARTY OR PARTIES CLAIMING TO HAVE BEEN MISTAKEN.

g.    Borrower acknowledges having read and understood and hereby waives the benefits of Section 1542 of the California Civil Code, which provides as follows (and hereby waives the benefits of any similar law of the state that may be applicable):

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

10. The recitals set forth above are true and correct, and are incorporated by reference to this Amendment. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered (whether by facsimile, electronically or otherwise) shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Sections 11 and 13 of the Agreement are hereby incorporated by reference to this Amendment, mutatis muntandis.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

LENDER:

Tennenbaum Special Situations Fund IX, LLC
By Tennenbaum Capital Partners, LLC, its Investment Manager

By: /s/ Howard Leukowitz
Name: Howard Leukowitz
Title: Managing Partner
Address:
c/o Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attention: Todd Jaquez-Fissori and Asher Finci

Tennenbaum Special Situations IX-A, LLC
By Tennenbaum Capital Partners, LLC, its Investment Manager

By: /s/ Howard Leukowitz
Name: Howard Leukowitz
Title: Managing Partner
Address:
c/o Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attention: Todd Jaquez-Fissori and Asher Finci

Tennenbaum Special Situations IX-O, L.P.
By Tennenbaum Capital Partners, LLC, its Investment Manager

By: /s/ Howard Leukowitz
Name: Howard Leukowitz
Title: Managing Partner
Address:
c/o Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attention: Todd Jaquez-Fissori and Asher Finci

Tennenbaum Special Situations IX-C, L.P.
By Tennenbaum Capital Partners, LLC, its Investment Manager

By: /s/ Howard Leukowitz
Name: Howard Leukowitz
Title: Managing Partner
Address:
c/o Tennenbaum Capital Partners, LLC
2951 28th Street, Suite 1000
Santa Monica, CA 90405
Attention: Todd Jaquez-Fissori and Asher Finci

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the Effective Date.

AGENT:

Obsidian Agency Services, Inc.

By: /s/ Howard Leukowitz

Name: Howard Leukowitz
Title: President

Date.

BORROWER:

Enphase Energy, Inc. /s/ Paul B. Nahi Name: Paul B. Nahi Title: President and CEO

Exhibit A Collateral Description
The Collateral consists of all of Borrower’s real and personal property of every kind and nature whether now owned or hereafter acquired by, or arising in favor of Borrower, and regardless of where located, including, without limitation, all of Borrower’s right, title and interest in and to the following property:

1. All Goods, Accounts (including health-care receivables), Pledged Accounts, Equipment, Inventory, contract rights (including Intellectual Property and Intellectual Property Licenses) or rights to payment of money, leases, license agreements (including Intellectual Property and Intellectual Property Licenses), franchise agreements, General Intangibles (including Intellectual Property and Intellectual Property Licenses), Commercial Tort Claims, Documents, Instruments (including any Promissory Notes), Chattel Paper (whether tangible or electronic), cash and Cash Equivalents, Fixtures, letters of credit, Letter of Credit Rights (whether or not the letter of credit is evidenced by a writing), Securities, and all other Investment Property, Supporting Obligations, and Financial Assets, whether now owned or hereafter acquired, wherever located; and

2. All Borrower’s Books relating to the foregoing, and all additions, attachments, accessories, accessions and improvements to any of the foregoing, and all substitutions, replacements or exchanges therefor, and all Proceeds, insurance claims, products, profits and other rights to payments not otherwise included in the foregoing;

provided, that, the grant of security interest herein shall not extend to and the term “Collateral” shall not include (a) any rights or interests held under any contract, lease, permit, license, or license agreement covering real or personal property of any Loan Party that are not assignable or prohibit the grant of a security interest or lien therein by applicable law or their terms without the consent of the licensor thereof (but only to the extent such restriction on assignment is enforceable under applicable law); (b) equipment subject to liens permitted pursuant to Subsection (c) of the definition of Permitted Liens where the agreements governing the capital lease obligations or purchase money Indebtedness related thereto prohibit such security interest, for so long as such prohibition exists; (c) voting Equity Interests of any Foreign Subsidiary or Excluded Domestic Subsidiary, solely to the extent that such Equity Interests represent more than 65% of the outstanding voting Equity Interests of such Foreign Subsidiary or Excluded Domestic Subsidiary; or (d) any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to use trademark applications under applicable federal law; provided, that upon submission and acceptance by the USPTO of an amendment to allege use pursuant to 15 U.S.C. Section 1060(a) (or any successor provision), such intent-to-use trademark application shall be considered Collateral.

In addition, in the event that the Wells Fargo Indebtedness is secured or in the future becomes secured by any of Borrower’s real property interests of any nature, then all such assets shall be considered as part of the Collateral. Once the Wells Fargo Indebtedness is no longer outstanding, all of Borrower’s real property interests shall be considered as part of the Collateral.